UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) ☑ Filed by the Registrant ☐ Filed by a party other than the Registrant CHECK THE APPROPRIATE BOX: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☑ Definitive Additional Materials ☐ Soliciting Material under §240.14a-12 Genworth Financial, Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY): ☑ No fee required ☐ Fee paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-(6(i)(1) and 0-11

1 April 2026 Genworth Investor Update Supplemental Material for Investors Provided in Connection with the 2026 Proxy Statement

2 Election of Ten Directors Election of ten directors named in the proxy statement Annual Meeting of Stockholders Associate Stock Purchase Plan Approval of the 2026 Genworth Financial, Inc. associate stock purchase plan Executive Compensation Advisory vote to approve named executive officer compensation Ratification of KPMG as Auditor Ratification of the selection of KPMG LLP as the independent registered public accounting firm for 2026 Genworth’s 2026 Annual Meeting of Stockholders will be held virtually on Wednesday, May 20, 2026 at 9:00 a.m. ET Voting Matters: Board recommends a vote FOR all proposals

Delivering Long-Term Shareholder Value Through Disciplined Strategy, Strong Governance, and Active Engagement

Executing a clear, Board-overseen strategy

- Value creation driven by Enact market value and capital returns
- Growth through CareScout's innovative aging care services and funding solutions
- Maintenance of self-sustaining, customer-centric legacy insurance companies

Independent, engaged Board oversight

- 90% independent Board with an independent Non-Executive Chair
- 5 new directors since 2021
- Oversight of strategy, capital allocation, risk, and CEO succession

Responsive shareholder engagement

- Year-round outreach with investors representing ~60% of shares outstanding
- Investor perspectives considered within established process for reviewing compensation and governance matters

Proven leadership, sound governance, focused on shareholder value

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Strong Strategic Execution in 2025

Board Oversight & Governance

Risk Oversight | **Capital Allocation** | **Long-Term Value**

Regular Board reviews of strategy, risk, and capital priorities

Create Value	Drive Growth	Maintain Self-Sustainability
$407M capital returns received from Enact	Delivered **3,225 matches** with CQN[1] homecare providers[2]	**~$34.5B** estimated NPV[3] achieved from LTC IFAs[4] since 2012[5]
$245M in share repurchases executed	Closed acquisition of Seniorly	**$229M** of gross incremental LTC premium approvals
Announced new **$350M** share repurchase program	Launched Care Assurance, inaugural standalone LTC product	**61.0%** cumulative benefit reduction rate in LTC[5,6]

[1] CareScout Quality Network; [2] A match with a homecare provider is identified when CareScout validates and approves an invoice from a CQN provider that demonstrates a CareScout member has received services for the first time, and the appropriate discount was applied; [3] Net present value; [4] In-force rate actions; [5] As of 12/31/25; [6] Election rate since 2012

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5 Continued Execution Drives Shareholder Value 1 Total shareholder return; 2 As of 12/31/25 $0 $50 $100 $150 $200 $250 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 Genworth’s Cumulative Indexed TSR1 Versus Industry Peer Group Genworth Indexed TSR S&P 600 Insurance Indexed TSR •2022 •Announced $350M share repurchase program •Reached debt target of <$1B •2023 •Received ratings upgrade from S&P and Moody’s •Expanded share repurchase program by additional $350M •2024 •Launched CareScout Quality Network (CQN) •Value achieved in MYRAP exceeded $30B by year-end •2021 •Executed Enact IPO (net proceeds $500M+) •Divested Australian mortgage business (net proceeds ~$400M) •2025 •Significant progress across all strategic pillars, including growth of CQN and launch of Care Assurance and Care Plans •Announced new $350M share repurchase authorization •Received ratings upgrade from Moody’s GNW cumulative return ~139% since 12/31/202 S&P SmallCap 600 Insurance Index •12/31/20 +95% outperformance over index

Enact: A Strategically Governed Source of Value

Genworth's ~81% ownership in Enact remains a significant asset that generates value for shareholders; the Board actively oversees this ownership position to evaluate strategic, financial, and governance considerations

Strategic rationale for continued ownership

- Strong source of cash flows, funding capital allocation priorities, including growth through CareScout, share repurchases, and debt reduction
- Enact cash flows critical for growth strategy, with no cash flows from Closed Block[1]
- New CareScout business in early stages and will take time before being able to generate cash flows

Board oversight and governance discipline

- Regular reviews of capital allocation, risk, and value
- Evaluate alternatives with input from independent advisors
- Focused on long-term shareholder value

The Board will continue to monitor strategic conditions and maintain flexibility to act when execution conditions best support shareholder value

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[1] No plan to receive capital returns or dividends from the legacy insurance companies and no plan to contribute capital from Genworth holding company

7 Governance highlights ⏤ Highly qualified Board of Directors received approval ranging from ~92-97%1 of Genworth stockholders in 2025 ⏤ Governance best practices implemented include independent non-executive chair, non-classified board, majority voting standard for director elections, 25% special meeting threshold ⏤ Compensation program incorporates a significant amount of at-risk pay ⏤ Sustainability strategy overseen by the Board and focused on our Sustainability Pillars created based on the results of a materiality assessment Board Oversight & Governance: Independent, Skilled, Accountable Board effectiveness ⏤ Annual Board and committee self-evaluations ⏤ Deep expertise across insurance, finance, regulation, risk, and technology oversight ⏤ Board refreshment aligned with strategy and risk needs, with 5 new directors added since 2021 ⏤ Steven Van Wyk, appointed in 2025, brings almost 30 years of technology and cybersecurity experience ⏤ Established a new Technology Committee ⏤ Regular investor updates shared with Board Genworth maintains a strong, independent Board aligned with the company’s risk profile and strategy 1 As a percentage of votes cast

8 CEO Succession Planning: Ensuring Leadership Continuity and Readiness Board-Led Oversight ⏤ Independent Board leadership ⏤ Regular succession reviews Candidate Identification & Assessment ⏤ Internal and external candidate assessments ⏤ Skills, experience, and leadership criteria Succession Planning Framework ⏤ Emergency succession protocols ⏤ Long-term leadership planning Key succession planning priorities • Talent development pipeline: evaluating and developing internal talent • External benchmarking: monitoring market and industry practices • Transition preparedness: clear transition and onboarding plans

Executive Compensation: Performance-Based & Shareholder-Aligned

Compensation design

- Majority of CEO and NEO compensation is performance-based and at risk
- Long-term incentives tied to strategy-aligned metrics: Enact financial performance, LTC progress, relative total shareholder return

Governance features

- Robust clawback policies, including time-based equity; clawback analysis completed in 2026 after immaterial financial statement correction and determination that no clawback required (see Appendix)
- Meaningful stock ownership and retention requirements
- Double-trigger change-of-control provisions

Shareholder feedback

- Compensation refinements and disclosure enhancements informed by shareholder feedback
- ~90% support on prior Say-on-Pay vote

In 2025:

89% Total 2025 CEO pay at-risk

100% Long-term incentive compensation for CEO is performance-based

~81% Other 2025 NEO pay at-risk

~90% Support for most recent say-on-pay vote

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10 Fostering Sound Corporate Governance We make it happen by doing the right things in the right ways. Caring for our People, Customers, & Communities We make it about others because our people and their passions are the foundation of our ability to make a positive impact on the world around us. Building the Foundation for a Better Future We make it better by understanding that the decisions we make now shape the future, and we are committed to leaving things better than we found them. Sustainability: Pillars for Compassion and Care $4.9M Genworth Foundation grants/ other funding & employee donations to non-profits globally $655M Holdings in green, social, & sustainability- linked bonds $185M Investments in hydro, wind, solar, & energy efficiency projects 10,100 hours Associate voluntary development training In 2025:

11 Engagement topics ⏤ Company strategy and performance ⏤ Compensation programs & performance measures ⏤ Corporate governance and sustainability ⏤ Approach to technology ⏤ Board of Directors qualifications and skills ⏤ Executive succession planning ⏤ Stockholder engagement preferences Shareholder Engagement in 2025: Key Themes from Investor Dialogue Key themes from shareholder discussions ⏤ Broad support for strategy and direction ⏤ Desire for continued focus on transparent disclosures, including executive compensation and CEO succession planning ⏤ Continued importance of alignment between performance metrics and strategy Shareholder engagement in 2025 included outreach to investors representing ~60% of outstanding shares Investor perspectives considered when reviewing compensation and governance matters •••

12 Appendix: Additional Information & Disclosures Clawback Policy Application Cautionary Note Regarding Forward Looking Statements

13 Governance & review process ⏤ Correction required recovery analysis of executive compensation under the Compensation Committee’s NYSE Clawback Policy and its Supplemental Discretionary Clawback Policy ⏤ Compensation Committee, with assistance from independent consultant, completed review and identified PSUs tied to TSR as compensation based on financial reporting measure ⏤ Engaged third-party advisory firm to estimate TSR absent the error and any related impact on PSU payouts Clawback Policy Application: Accounting Error Correction (No Recovery Required) Correction of error ⏤ Corrected measurement of reinsurance recoverable for traditional life insurance products ⏤ Evaluated impact and concluded not material to previously issued consolidated financial statements in any prior periods ⏤ Corrected in 2025 10-K with $50M reduction in equity as of 12/31/22 (0.6% of total equity) and $11M increase in net income in 4Q25; no cash flow impact Outcome ⏤ Compensation Committee concluded that TSR targets would still have been met absent the error ⏤ No erroneously awarded compensation to executives as a result of the error ⏤ No known detrimental conduct or other factors relevant to service- based awards ⏤ No recovery under either policy The following summarizes the Compensation Committee’s application of its clawback policies following an accounting error

14 This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will,” “may” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the company's future business and financial performance. Examples of forward-looking statements include statements the company makes relating to potential dividends or share repurchases; future return of capital by Enact Holdings, Inc. (Enact Holdings), including share repurchases, and quarterly and special dividends; the cumulative economic benefit of approved and future rate increases and benefit reductions included in the multi-year in-force rate action plan and other reduced benefit options associated with the long-term care insurance products in the company’s Closed Block segment; planned investments in and the company’s outlook for new lines of business or new insurance and other products and services, such as those it is pursuing with its CareScout business (CareScout), including through its CareScout services business (CareScout Services) and its CareScout insurance business (CareScout Insurance); the expected benefits and/or synergies of the Seniorly Inc. (Seniorly) acquisition; future financial performance; future financial condition and liquidity of the company’s businesses; and statements the company makes regarding the outlook of the U.S. economy. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements due to global political, economic, inflation, business, competitive, market, regulatory and other factors and risks, as well as risks discussed in the risk factor section of Genworth’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (SEC) on February 27, 2026. Genworth undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities laws. Cautionary Note Regarding Forward-looking Statements